UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James C. Munsell Kenny S. Terrero c/o Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Richard F. Morris c/o ProShare Capital Management LLC 7501 Wisconsin Avenue Suite 1000E Bethesda, Maryland 20814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

ProShare Capital Management announced today that the investment objective of two of its ETFs will change effective as of close of business on February 27, 2018.

ProShares Ultra VIX Short-Term Futures ETF (NYSE Arca: UVXY) will change its investment objective to seek results (before fees and expenses) that correspond to one and one-half times (1.5x) the performance of the S&P 500 VIX Short-Term Futures Index (“Index”) for a single day. The Fund’s investment objective currently is to seek results (before fees and expenses) that correspond to two times (2x) the performance of the Index for a single day. If the Fund were successful in meeting its new objective, on a day the Index rose 1%, the Fund should rise approximately 1.5%, before fees and expenses. Similarly, on a day the Index fell 1%, the Fund should fall approximately 1.5%, before fees and expenses.

ProShares Short VIX Short-Term Futures ETF (NYSE Arca: SVXY) will change its investment objective to seek results (before fees and expenses) that correspond to one-half the inverse (-0.5x) the Index for a single day. The Fund’s investment objective currently is to seek results (before fees and expenses) that correspond to the inverse (-1x) of the Index for a single day. If the Fund were successful in meeting its new objective, on a day the Index fell 1%, the Fund should rise approximately 0.5%, before fees and expenses. Similarly, on a day the Index rose 1%, the Fund should fall approximately 0.5%, before fees and expenses.

Certain regulatory approvals will be required for the Funds to permanently pursue these new investment objectives. In the event that such approvals are not obtained, the Funds will consider options for continued operations or other courses of action.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018

ProShares Trust II

/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer